__________, 2007

Skystar Bio-Pharmaceutical Company
Rm. 10601, Jiezuo Plaza, No. 4,
Fenghui Road South
Gaoxin District, Xian Province, P.R. China
Attn:	CEO

Re:	Restrictions on Share Transfers

Dear Sir:

Reference is made to the Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of February 26, 2007, between Skystar Bio-Pharmaceutical Company (the “Company”) and each of the Buyers named therein. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement.

The undersigned is a Principal (as that term is defined below) of the Company. In such capacity the undersigned Principal has had access to the terms of the Securities Purchase Agreement and the other Transaction Agreements, including but not limited to, the Registration Rights Agreement between the Company and the Buyers.

The term “Principal” is a person who meets any one or more of the following criteria: (A) the undersigned signatory identified as the “Company Principal”; (B) a spouse of the Company Principal (a “Principal’s Spouse”) who, directly or indirectly, holds any shares of Common Stock of the Company, (C) a parent, sibling or child of the Company Principal who resides in the household of the Company Principal or of a Principal’s Spouse (each, a “Principal’s Relative”) and who, directly or indirectly, holds any shares of Common Stock, or (D) any other person or entity, including, without limitation, any for profit or non-profit corporation, partnership and trust, whose voting rights regarding Common Stock of the Company is subject to the direction or control of any of the Company Principal, a Principal’s Spouse, or a Principal’s Relative.

As an inducement to each Buyer’s execution, delivery and performance of the Securities Purchase Agreement, the undersigned Principal hereby agrees as follows:

1. Without the prior written consent of a Majority in Interest of the Holders in each instance, the undersigned Principal and any of its Transferees (as defined below) will not, individually or collectively with any other Principal or any Transferee, sell or otherwise transfer or offer to sell or otherwise transfer any shares of Common Stock directly or indirectly held by such Principal at any time through and including the date which is the Principal’s Lock-up Date (as defined below)1 . The foregoing provisions shall not apply, however, to any (x) sale of shares made in response to a Tender Offer (as defined below) or (y) sale of Excluded Shares (as defined below).

2. The following terms shall have the meanings indicated:

(a) The term “Principal’s Lock-up Date” means the earlier of (i) the date on which the aggregate principal amount of all outstanding Debentures is less than twenty-five percent (25%) of the Aggregate Purchase Price of all Debentures actually issued prior to such date or (ii) subject to the provisions hereof, the date which is the later of the Post Effective Lock-up Date (as defined below) or ninety (90) days after the last date hereafter on which the Company Principal is any one or more of the following: an officer, director or the holder (alone or together with all other Principals signatory to this Agreement) of Beneficial Shares (as defined below) and Excluded Shares which aggregate at least five percent (5%) of the outstanding shares of Common Stock of the Company; provided that this clause (ii) shall only apply for as long thereafter as such Company Principal or any other Principal signatory to this Agreement is not an officer, director or holder (alone or together with the Company Principal and all other Principals signatory to this Agreement) of Beneficial Shares and Excluded Shares which aggregate at least five percent (5%) of the outstanding shares of Common Stock of the Company.

(b) The term “Post Effective Lock-up Date” means the date which is one hundred eighty (180) days after the Effective Date, but not counting for such purposes the days, if any, during which sale of Registrable Securities was suspended after the Effective Date.2

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1By way of clarification: no shares (with the exception of shares referred to in the last sentence of Section 1) are permitted to be sold by the Principal through and including the Principal’s Lock-up Date.
2By way of illustration: If the sale of Registrable Securities was suspended for ten (10) days in the interim, the applicable Post Effective Lock-up Date will be one hundred ninety (190) days after the Effective Date. If on the 185th day after the Effective Date, the sale of Registrable Securities was suspended again for five (5) days, the Post Effective Lock-up Date will be one hundred ninety-five (195) days after the Effective Date.

(c) The term “Beneficial Shares” means the sum (i) the shares of Common Stock actually held of record, directly or indirectly, by the undersigned, (ii) Fully Vested Shares (as defined below), (iii) shares subject to any other then exercisable warrant, right or option, and (iv) (to the extent such shares were not previously included in any of the preceding provisions of clauses (i), (ii) or (iii) of this paragraph (c), shares subsequently acquired upon the actual exercise of any warrant, right or option held by the undersigned or any other Principal; provided, however, that Excluded Shares shall not be deemed to be Beneficial Shares for purposes of this Agreement.

(d) The term “Fully Vested Shares” means fully vested shares of Common Stock to which a Principal is then entitled pursuant to a stock option or similar plan (which plan was in effect on the date hereof), even though such option or right has not then in fact been exercised.

(e) The term “Excluded Shares” means (i) shares acquired by the Principal in open market transactions, (ii) shares acquired by the Principal directly or by way of conversion of a convertible security or of exercise of a warrant, option or other right, where such shares, convertible security or warrant, option or other right was acquired by the Principal in a financing transaction in which other parties unaffiliated with the Company participated on essentially the same terms as those applicable to the Principal in such transaction, or (iii) shares acquired by the Principal from any other Person who was not bound by a Company Principal’s Agreement at the time of such acquisition by such Principal.

(f) The term “Tender Offer” means an unsolicited tender offer made by one or more third parties for the purchase of at least seventy-five percent (75%) of the Company’s outstanding shares of the Company’s Common Stock.

3. The Company may undertake such measures as it deems reasonable to enforce the provisions of this Agreement and monitor compliance with its terms. The undersigned Principal will cooperate with the Company in connection therewith, including, but not limited to, providing prompt responses to Company inquiries relating to such compliance.

4. The undersigned understands that this agreement is being provided to the Company for the benefit of, and may be enforceable against the undersigned by, each of the Company and each Buyer. Each Buyer is a third party beneficiary of this agreement.

5.  In addition to any other damages or remedies that may be appropriate, this agreement of the Principal shall be enforceable by injunction sought by the Company and the Buyers or any one or more of them.

6. The undersigned Company Principal represents to the Company and to each Buyer that the signatories below represent all persons or entities which are Principals on the date hereof.

7. Notwithstanding the foregoing restrictions, the undersigned may, without obtaining the consent of any Buyer, effect a private transfer of all or part of the undersigned’s Common Stock to a third party (each, a “Transferee”), provided the Transferee agrees in writing (which shall be provided to the Company and by the Company to each Buyer) to be bound by all of the terms hereof as if such Transferee were an original signatory hereto (and the provisions of this agreement shall then apply to the undersigned, such Transferee and any other of the undersigned’s Transferees jointly).

8.  This agreement may be signed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.

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9.  A photocopy of this agreement shall suffice as evidence of its terms and its enforceability against the undersigned.

COMPANY PRINCIPAL:

[Print Name of Company Principal]

By:
[Signature]

If there are additional Principals, each should sign in one of the spaces below.
Use additional copies of this page if necessary.

	[Print Name of Principal]		[Print Name of Principal]

By:		By:
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Its:		Its:

	[Print Name of Principal]		[Print Name of Principal]

By:		By:
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Its:		Its:

	[Print Name of Principal]		[Print Name of Principal]

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